Variable Interest Entities	12 Months Ended
Dec. 31, 2012
Variable Interest Entity [Abstract]
Variable Interest Entities

12.            Variable Interest Entities

Certain related party entities known as the Charter entities have been consolidated in the Company’s financial statements in accordance with FASB accounting guidance related to Variable Interest Entities. The Charter entities were established as C-corporations to maintain a joint interest in certain wells owned and operated by the Company. Certain employees and executive officers of the Company were provided an opportunity to purchase a number of shares of the applicable Charter entity based upon rank and tenure with the Company for $1 per share. The purpose of the establishment of these entities was to provide the employees with an opportunity to share in the success of the Company through the joint interest in the properties owned by the Charter entities.  The first of these entities, Charter II, was established in 2006 followed by Charter III in 2008, Charter IV in 2009, and Charter V in 2010.

In performing an analysis of these entities for consolidation, the Company reviewed the guidance contained in FIN 46R, Consolidation of Variable Interest Entities, the accounting guidance in place at the time these entities were established, as well as the guidance contained in FAS 167, Amendments to FASB Interpretation No. 46R, now codified in Accounting Standards Codification (“ASC”) 810, Consolidation.  The Company considered the following facts in this analysis:

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The employee owners contributed minimal funds ($1 per share) as an initial capital investment in each of the respective Charter entities and become the legal owner of the applicable shares of Charter stock.  There are no vesting provisions.  Accordingly, the Charter entities were not funded with sufficient equity to fund their operations without sufficient additional financial support from RAAM.

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The Company requires no initial investment from the Charter entities to acquire the joint interest in the properties.  Payables incurred by Charter to RAAM for costs incurred in developing the wells are not required to be paid until revenues are generated from the properties at which time they are deducted from the joint interest billings due from the Charter entity.  In addition, the employee owners have no obligation to invest additional funds should the wells not produce sufficient revenues to cover the costs.  Accordingly, RAAM assumes all of the risk if the wells are dry or do not produce sufficient revenues to offset the costs incurred to develop the properties and fund the operation of the wells.

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The Board of Directors of the Charter entities are comprised of members of senior management of RAAM. While the employee owners have voting rights to elect the Directors of Charter they have no rights to vote on key operating or management decisions, including sale or disposition of entity.  Since the shareholders of the Charter entities are employees of RAAM and all key decisions are made by the Board of Directors of the Charter entities their voting rights are not considered substantive.

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Upon termination or retirement from the Company, RAAM has the option to purchase the shares from the employee; however, there is no obligation to do so.  In addition, the employees are not required to sell or assign their shares to any party upon termination or retirement from RAAM.  They are permitted to hold on to their Charter shares in those instances.

Given the conclusion regarding consolidation noted above, the issuance of the Charter shares to employees represents the issuance of shares of a consolidated subsidiary to employees qualifying for consideration as compensation costs in accordance with ASC Topic 718, Compensation-Stock Compensation (ASC 718).

In consideration of this guidance, the Company performed an analysis of the value of these entities at the date of share issuances. This analysis was performed in order to determine RAAM’s compensation cost, which would be equal to the amount the fair value of the Charter shares exceeds the purchase price. Generally speaking, at inception, the Charter entities have minimal fair value as the properties are in the early stages of being established and there is much uncertainty regarding the drilling prospects (i.e. dry well vs. active producing well).  As a result, the estimated value of the reserves do not surpass the amount of the payable to RAAM until later in the drilling stage of the various wells when more certainty exists regarding the future reserve prospects.  Accordingly, no compensation expense has been recognized in the consolidated financial statements.

During 2010, the Charter agreements included a provision requiring the Charter entity to repurchase the shares at fair market value upon an employee’s termination, separation or retirement from the Company.  This represented an embedded employee put option.  Under ASC 718, liability classification is required for embedded employee put options if the award “permits” the employee to avoid the risks and rewards described below.  Liability classification is required even if it is unlikely that the employee will exercise his or her put right.  Since generally the employees held the shares for six months and chose not to leave the company and exercise the put right, the shares had been accounted for as a noncontrolling interest requiring mark to market accounting classified to “mezzanine” or “temporary equity” not as a liability but outside of permanent equity.  Adjustments to the fair value of the shares were recorded as an increase or decrease to retained earnings in accordance with Accounting Series Release No. 268 (“ASR 268”).  Effective October 1, 2011, the provision requiring the Charter entity to repurchase the shares at fair market value upon an employee’s termination, separation or retirement from the Company was removed from the agreement.  Without the embedded put option, there is no requirement for mark to market accounting and the noncontrolling interest is now included in the equity section of the balance sheet.  The table below presents the reconciliation of the beginning and ending balances of noncontrolling interest while it was being classified outside of permanent equity.

Noncontrolling Interest

Balance, January 1, 2010	$5,551
Change in noncontrolling interest	(4,766)
Net income attributable to noncontrolling interest	1,682
Balance, December 31, 2010	$2,467
Change in noncontrolling interest	(2,467)
Net income attributable to noncontrolling interest	-
Balance, December 31, 2011	$-

On August 24, 2011, the Company purchased all of the issued and outstanding equity of Charter III from the shareholders of Charter III for aggregate consideration of approximately $21.0 million. The aggregate consideration was based upon a Charter III reserve report and fair market valuation report from a third party. The Company also obtained a fairness opinion from another third party.

Financial information for the Charter entities can be found in Note 15, Condensed Consolidating Financial Information in the Non-guarantor VIEs column.